Financial instruments	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
Disclosure of financial instruments [text block]
16	Financial instruments

a)	Fair value classification of financial instruments

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.  Level 2 inputs are other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (prices) or indirectly (derived from prices). Level 3 inputs are for the assets or liabilities that are not based on observable market data (unobservable inputs).

The Company’s financial instruments consist of cash and cash equivalents, investments, receivables, deposits, accounts payable and accrued liabilities, and loan payable.

The carrying values of receivables and accounts payable and accrued liabilities approximate their fair value due to their short terms to maturity. Cash and cash equivalents and investments are measured at fair value using Level 1 inputs.

The following table summarizes the classification and carrying values of the Company’s financial instruments at December 31, 2018, 2017 and January 1, 2017:

December 31, 2018	FVTPL	Amortized cost (financial assets)	Amortized cost (financial liabilities)	Total
Financial assets
Cash and cash equivalents	$6,154	$-	$-	$6,154
Investments	912	-	-	912
Deposits	-	12	-	12
Total financial assets	$7,066	$12	$-	$7,078

Financial liabilities
Accounts payable and accrued liabilities	$-	$-	$346	$346
Loan payable	-	-	8,380	8,380
Total financial liabilities	$-	$-	$8,726	$8,726

December 31, 2017	FVTPL	Amortized cost (financial assets)	Amortized cost (financial liabilities)	Total
Financial assets
Cash and cash equivalents	$7,068	$-	$-	$7,068
Receivables	-	263	-	263
Deposits	-	12	-	12
Total financial assets	$7,068	$275	$-	$7,343

Financial liabilities
Accounts payable and accrued liabilities	$-	$-	$247	$247
Loan payable	-	-	7,841	7,841
Total financial liabilities	$-	$-	$8,088	$8,088

January 1, 2017	FVTPL	Amortized cost (financial assets)	Amortized cost (financial liabilities)	Total
Financial assets
Cash and cash equivalents	$13,391	$-	$-	$13,391
Receivables	-	35	-	35
Deposits	-	490	-	490
Total financial assets	$13,391	$525	$-	$13,916

Financial liabilities
Accounts payable and accrued liabilities	$-	$-	$455	$455
Loan payable	-	-	7,334	7,334
Total financial liabilities	$-	$-	$7,789	$7,789

b)	Financial risk management

i)	Credit risk

The Company’s credit risk is primarily attributable to cash and cash equivalents and receivables.

The Company limits its credit exposure on cash and cash equivalents held in bank accounts by holding its key transactional bank accounts with large, highly rated financial institutions.

The Company’s receivables balance was not significant and, therefore, was not exposed to significant credit risk.

The carrying amount of financial assets recorded in the consolidated financial statements, net of any allowances for losses, represents the Company’s maximum exposure to credit risk.

ii)	Liquidity risk

The Company manages liquidity risk by trying to maintain enough cash balances to ensure that it is able to meet its short term and long-term obligations as and when they fall due. Company-wide cash projections are managed centrally and regularly updated to reflect the dynamic nature of the business and fluctuations caused by commodity price and exchange rate movements.

The Company’s operating results may vary due to fluctuation in commodity price, inflation, foreign exchange rates and certain share prices.

iii)	Market risks

The Company is exposed to market risk because of the fluctuating values of its publicly traded investments. The Company has no control over these fluctuations and does not hedge its investments. Based on the December 31, 2018 portfolio value, a 10% increase or decrease in market price would result in a $0.1 million change in net loss.

iv)	Interest rate risk

The Company’s interest rate risk arises primarily from the interest received on cash and cash equivalents and on loan payable which is at variable rates (Note 10). As at December 31, 2018, with other variables unchanged, a 1% increase in the interest rate applicable to loan payable would result in an insignificant change in net loss. Deposits are invested on a short-term basis to enable adequate liquidity for payment of operational and exploration expenditures. The Company does not believe that it is exposed to material interest rate risk on its cash and cash equivalents.

As at December 31, 2018, the Company has not entered into any contracts to manage interest rate risk.

v)	Foreign exchange risk

The functional currency of the parent company is C$. The functional currency of the significant subsidiaries and the reporting currency of the Company is the United States dollar.

As at December 31, 2018, the Company has not entered into contracts to manage foreign exchange risk.

The Company is exposed to foreign exchange risk through the following assets and liabilities:

	December 31, 2018	December 31, 2017	January 1, 2017
Cash and cash equivalents	$6,154	$7,068	$13,391
Investments	912	-	-
Receivables	-	263	35
Accounts payable and accrued liabilities	(346)	(247)	(455)
	$6,720	$7,084	$12,971

As at December 31, 2018, with other variables unchanged, a 10% increase or decrease in the value of the USD against the currencies to which the Company is normally exposed (C$) would result in an insignificant change in net loss.